UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  June 30, 2006

Date of reporting period:    December 31, 2005


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


AllianceBernstein International Growth Fund


Semi-Annual Report

December 31, 2005


SEMI-ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

February 23, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Growth Fund (the "Fund") for the semi-annual reporting period ended December 31, 2005. Prior to May 16, 2005, the Fund was named AllianceBernstein Worldwide Privatization Fund.

Investment Objective and Policies

This open-end fund seeks long-term capital appreciation. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), none of which may be the United States.

Investment Results

The table on page 4 provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ex-U.S.) Index, along with the MSCI World (ex-U.S.) Index, for the six- and 12-month periods ended December 31, 2005.

For the six-month period ended December 31, 2005, the Fund outperformed its benchmark principally due to a strong relative overweight position in emerging markets. Although the Fund's underweight position in Japanese equities negatively impacted the overall investment result, stock selection in Japan proved a positive contributor to returns.

Over the 12-month period, the Fund's Class A shares outperformed the benchmark due to a combination of positive returns from both stock selection and from asset allocation. Looking first at stock selection, developed market stocks had an overall constructive impact on the Fund's investment result. Positive contribution came from the Fund's European holdings being partially offset by a moderately negative impact from Japanese positions. Emerging market stock selection was also positive as stocks from both Latin America and Eastern Europe Middle East and Africa (EMEA) made significant contributions to the Fund's relative investment return. Looking at asset allocation, the Fund's relative overweight position in emerging market equities continued to have a major positive impact on the Fund's relative returns. However, a relative underweight position in Canadian and Japanese stocks did detract from the Fund's overall investment results.

Market Review and Investment Strategy

For the year, international equity markets posted impressive performance. Global economic and corporate-profit growth remained strong while inflation remained at benign levels despite a steep rise in both energy and commodity prices. Vigorous expansion in the U.S. economy, combined with continued strength in Chinese growth, proved the main engines that supported the healthy global economic outlook. Investors were pleased with


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 1


the prospect of a sustained economic rebound in Japan after a period of erratic economic growth. Renewed interest in the Japanese equity market resulted in strong relative performance during the reporting period. The European region posted relatively slower economic growth and generally witnessed positive, although relatively subdued, equity market returns.

The emerging markets maintained their leadership relative to the developed markets. The Latin American and EMEA regions enjoyed particularly strong relative performance as investors were impressed with their solid macroeconomic fundamentals and policy; both regions were also beneficiaries of the strength in commodity prices and general declining interest rate expectations. The emerging Asian region also boasted strong performance with Korea being a notably buoyant market following a strong improvement in economic and corporate earnings trends.

At the sector level, the energy and basic industry sectors performed relatively strongly given their respective strength in oil and commodity prices. The capital goods sector also performed well following positive order trends underpinned by the robust global economy. Sectors that lagged included utilities, consumer staples, consumer discretionary and health care.

Despite a rising trend in U.S. interest rates, international equity markets were supported by both global liquidity levels, which remained generally high, and continued investor appetite for risk. A rise in merger and acquisition activity also proved a positive catalyst for the equity markets during the reporting period.

Last May, the Fund was renamed International Growth Fund, and its investable universe was expanded to include equity securities of companies located in both developed and emerging countries outside of the privatization universe. The Fund's overall investment strategy remains intact. During the reporting period, the Fund continued to emphasize diversification with strong representation in both developed and emerging markets and in a wide array of economic sectors.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-U.S.) Index nor the unmanaged MSCI All Country World (ex-U.S.) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 22 developed market countries, excluding the U.S. The MSCI All Country World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in 48 global developed and emerging markets, excluding the U.S. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED DECEMBER 31, 2005                        6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Growth Fund
   Class A                                              17.21%        19.83%
-------------------------------------------------------------------------------
   Class B                                              16.80%        18.95%
-------------------------------------------------------------------------------
   Class C                                              16.88%        19.03%
-------------------------------------------------------------------------------
   Advisor Class                                        17.41%        20.19%
-------------------------------------------------------------------------------
   Class R**                                            17.15%        14.15%*
-------------------------------------------------------------------------------
   Class K**                                            17.28%        14.37%*
-------------------------------------------------------------------------------
   Class I**                                            17.40%        14.56%*
-------------------------------------------------------------------------------
MSCI All Country World (ex-U.S.) Index                  16.61%        16.62%
-------------------------------------------------------------------------------
MSCI World (ex-U.S.) Index                              15.29%        14.47%
-------------------------------------------------------------------------------

*  Since Inception. (See inception dates below.)

** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class R, Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark Disclosures on previous page. (Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2005
--------------------------------------------------------------

                            NAV Returns        SEC Returns
Class A Shares
1 Year                         19.83%             14.70%
5 Year                         10.52%              9.56%
10 Year                        11.32%             10.84%

Class B Shares
1 Year                         18.95%             14.95%
5 Year                          9.68%              9.68%
10 Year(a)                     10.67%             10.67%

Class C Shares
1 Year                         19.03%             18.03%
5 Year                          9.72%              9.72%
10 Year                        10.51%             10.51%

Advisor Class Shares
1 Year                         20.19%
5 Year                         10.88%
Since Inception*               10.84%

Class R Shares+
Since Inception*               14.15%

Class K Shares+
Since Inception*               14.37%

Class I Shares+
Since Inception*               14.56%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
--------------------------------------------------------------

Class A Shares
1 Year                                            14.70%
5 Year                                             9.56%
10 Year                                           10.84%

Class B Shares
1 Year                                            14.95%
5 Year                                             9.68%
10 Year(a)                                        10.67%

Class C Shares
1 Year                                            18.03%
5 Year                                             9.72%
10 Year                                           10.51%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Beginning                         Ending
                           Account Value                   Account Value                   Expenses Paid
                           July 1, 2005                  December 31, 2005                 During Period*
                -------------------------------   -------------------------------   ---------------------------
                   Actual       Hypothetical         Actual       Hypothetical**      Actual       Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000          $1,000         $1,172.05         $1,017.80        $ 8.05          $ 7.48
---------------------------------------------------------------------------------------------------------------
Class B            $1,000          $1,000         $1,167.99         $1,014.01        $12.13          $11.27
---------------------------------------------------------------------------------------------------------------
Class C            $1,000          $1,000         $1,168.77         $1,014.17        $11.97          $11.12
---------------------------------------------------------------------------------------------------------------
Advisor
  Class            $1,000          $1,000         $1,174.05         $1,019.26        $ 6.47          $ 6.01
---------------------------------------------------------------------------------------------------------------
Class R            $1,000          $1,000         $1,171.47         $1,016.89        $ 9.03          $ 8.39
---------------------------------------------------------------------------------------------------------------
Class K            $1,000          $1,000         $1,172.82         $1,017.85        $ 8.00          $ 7.43
---------------------------------------------------------------------------------------------------------------
Class I            $1,000          $1,000         $1,173.97         $1,019.51        $ 6.19          $ 5.75
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.47%, 2.22%, 2.19%, 1.18%, 1.65%, 1.46% and 1.13%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


PORTFOLIO SUMMARY
December 31, 2005 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $716.2


SECTOR BREAKDOWN*
     25.1%   Finance
     13.8%   Consumer Services
     10.3%   Utilities
      9.9%   Energy
      8.2%   Technology
      6.0%   Consumer Staples                      [PIE CHART OMITTED]
      5.2%   Health Care
      4.9%   Basic Industry
      4.3%   Consumer Manufacturing
      3.1%   Transportation
      2.1%   Aerospace & Defense
      0.8%   Capital Goods

      6.3%   Short-Term


COUNTRY BREAKDOWN*
     13.5%   Japan
     10.2%   France
     10.0%   United Kingdom
      5.2%   Brazil
      3.9%   China
      3.7%   South Korea
      3.7%   Switzerland
      3.7%   Spain
      3.6%   Russia                                [PIE CHART OMITTED]
      3.4%   Italy
      3.2%   Taiwan
      3.1%   Mexico
      3.0%   South Africa
      2.6%   Germany
      2.3%   Turkey
      2.0%   Netherlands
     16.6%   Other

      6.3%   Short-Term


* All data are as of December 31, 2005. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2.0% weightings in the following countries: Australia, Austria, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Luxembourg, Malaysia, Norway, Peru, Poland, Singapore, Thailand and Trinidad & Tobago.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 7


TEN LARGEST HOLDINGS
December 31, 2005 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Kookmin Bank (common stock & ADR)                $ 19,910,322           2.8%
-------------------------------------------------------------------------------
Nomura Holdings, Inc.                              16,260,254           2.3
-------------------------------------------------------------------------------
Mitsubishi Tokyo Financial Group, Inc.             15,456,146           2.2
-------------------------------------------------------------------------------
BAE Systems Plc.                                   15,250,003           2.1
-------------------------------------------------------------------------------
America Movil, SA de CV Series L                   13,249,455           1.8
-------------------------------------------------------------------------------
ING Groep NV                                       12,788,182           1.8
-------------------------------------------------------------------------------
East Japan Railway Co.                             12,342,437           1.7
-------------------------------------------------------------------------------
Petroleo Brasileiro, SA (ADR)                      12,030,753           1.7
-------------------------------------------------------------------------------
ENI SpA                                            10,840,862           1.5
-------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA                10,784,215           1.5
-------------------------------------------------------------------------------
                                                 $138,912,629          19.4%


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


PORTFOLIO OF INVESTMENTS
December 31, 2005 (unaudited)


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-93.4%

Finance-25.1%
Banking - Money Center-10.0%
Banco Bilbao Vizcaya Argentaria, SA                   604,025     $  10,784,215
Bank Hapoalim, Ltd.                                 1,440,300         6,643,110
BNP Paribas, SA                                       118,813         9,598,036
DBS Group Holdings, Ltd.                              208,535         2,066,085
ICICI Bank, Ltd.                                      160,569         2,079,226
ICICI Bank, Ltd. (ADR)                                  3,300            95,040
Kookmin Bank(a)                                       131,451         9,907,027
Kookmin Bank (ADR)                                    133,895        10,003,295
Mitsubishi Tokyo Financial Group, Inc.                  1,135        15,456,146
OTP Bank Rt.                                          159,166         5,203,244
                                                                  -------------
                                                                     71,835,424
                                                                  -------------
Banking - Regional-5.0%
Allied Irish Banks Plc.                               311,832         6,692,937
China Construction Bank Cl. H(a)                   23,352,000         8,056,412
Deutsche Postbank AG                                   45,112         2,616,997
DNB NOR ASA                                           311,444         3,315,714
Grupo Financiero Banorte, SA de CV Series O           735,108         1,522,415
Siam Commercial Bank Public Co., Ltd.               2,407,200         3,051,174
Turkiye Is Bankasi Series C                         1,164,264        10,019,222
Turkiye Vakiflar Bankasi T.A.O.(a)                    125,500           664,439
                                                                  -------------
                                                                     35,939,310
                                                                  -------------
Brokerage & Money Management-2.3%
Nomura Holdings, Inc.                                 844,700        16,260,254
                                                                  -------------
Insurance-4.0%
Cathay Financial Holding Co., Ltd.                    977,000         1,766,416
  GDR(b)                                              217,730         3,925,672
ING Groep NV                                          368,640        12,788,182
Prudential Plc.                                       578,073         5,475,432
Swiss Re                                               61,362         4,483,949
                                                                  -------------
                                                                     28,439,651
                                                                  -------------
Real Estate-0.4%
Urbi, Desarollos Urbanos, SA de CV(a)                 422,800         2,922,718
                                                                  -------------
Miscellaneous-3.4%
Aeon Credit Service Co., Ltd.                          36,700         3,472,787
FirstRand, Ltd.                                     2,508,391         7,332,391
Industrial Development Bank of India, Ltd.          1,494,240         3,235,665
Investimentos Itau, SA pfd(a)                       3,160,598        10,002,320
                                                                  -------------
                                                                     24,043,163
                                                                  -------------
                                                                    179,440,520
                                                                  -------------
Consumer Services-13.7%
Advertising-0.6%
WPP Group Plc.                                        388,161         4,199,388
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Airlines-0.4%
B.W.I.A. International Airways, Ltd.(a)(c)          2,727,272     $           3
Singapore Airlines, Ltd.                              341,000         2,535,929
                                                                  -------------
                                                                      2,535,932
                                                                  -------------
Broadcasting & Cable-1.5%
Grupo Televisa, SA (ADR)                               52,700         4,242,350
SES Global                                            385,658         6,756,798
                                                                  -------------
                                                                     10,999,148
                                                                  -------------
Cellular Communications-5.4%
America Movil, SA de CV Series L                      452,818        13,249,455
Mobile TeleSystems (ADR)                               39,900         1,396,500
NTT DoCoMo, Inc.                                        2,697         4,107,285
O2 Plc.                                             2,087,165         7,097,547
Orascom Telecom Holding, SAE (GDR)(b)                  35,176         1,881,916
Turkcell Iletisim Hizmetleri, AS                      925,513         5,583,437
Vodafone Group Plc.                                 2,648,204         5,698,939
                                                                  -------------
                                                                     39,015,079
                                                                  -------------
Entertainment & Leisure-2.0%
Greek Organisation of Football Prognostics, SA        271,853         9,373,015
NAMCO BANDAI Holdings, Inc.(a)                        320,400         4,683,678
                                                                  -------------
                                                                     14,056,693
                                                                  -------------
Printing & Publishing-0.6%
Naspers, Ltd. Cl. N                                   263,760         4,677,733
                                                                  -------------
Resturants & Lodging-1.1%
Accor, SA                                             140,255         7,712,808
                                                                  -------------
Retail - General Merchandise-1.6%
Luxottica Group SpA                                   206,408         5,244,250
Next Plc.                                             243,000         6,399,950
                                                                  -------------
                                                                     11,644,200
                                                                  -------------
Miscellaneous-0.5%
Capita Group Plc.                                     476,089         3,414,055
                                                                  -------------
                                                                     98,255,036
                                                                  -------------
Utilities-10.3%
Electric & Gas Utility-3.4%
Centrica Plc.                                         922,596         4,042,285
CPFL Energia SA (ADR)                                  80,000         2,788,000
Electric Power Development Co., Ltd.                  110,100         3,780,348
Electricite de France(a)                               86,267         3,266,165
Gaz de France(a)                                       50,784         1,484,285
National Grid Plc.                                    644,611         6,302,306
Red Electrica de Espana                                97,227         3,014,205
                                                                  -------------
                                                                     24,677,594
                                                                  -------------
Telephone Utility-5.6%
China Telecom Corp., Ltd. Cl. H                    14,448,000         5,297,218
Deutsche Telekom AG(a)                                184,879         3,073,620


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Egyptian Co. for Mobile Services                      108,169     $   3,779,200
France Telecom, SA                                    303,247         7,534,306
KT Freetel Co., Ltd.(a)                               108,670         2,629,480
MTN Group, Ltd.                                       534,097         5,245,098
PT Telekomunikasi Indonesia                         5,592,000         3,335,841
Singapore Telecommunications, Ltd.                  2,194,000         3,435,659
Telekom Malaysia Berhad                             1,249,900         3,159,127
Uralsvyasinform (ADR)                                 356,200         2,586,012
                                                                  -------------
                                                                     40,075,561
                                                                  -------------
Miscellaneous-1.3%
Veolia Environnement                                  200,363         9,062,267
                                                                  -------------
                                                                     73,815,422
                                                                  -------------
Energy-9.8%
International-7.7%
BP Plc.                                               406,430         4,351,792
China Petroleum and Chemical Corp.
  (Sinopec) Cl. H                                  11,302,000         5,631,869
ENI SpA                                               387,970        10,840,862
Lukoil (ADR)                                           72,533         4,301,207
Norsk Hydro ASA                                        75,764         7,795,806
Petroleo Brasileiro, SA (ADR)(a)                      186,900        12,030,753
Total, SA                                              39,550         9,973,524
                                                                  -------------
                                                                     54,925,813
                                                                  -------------
Oil Service-2.1%
Fortum OYJ(a)                                         198,636         3,724,546
Hindustan Petroleum Corp., Ltd.(a)                    375,668         2,741,525
Polski Koncern Naftowy Orlen, SA                      195,260         3,772,422
PTT Public Co., Ltd.                                  953,900         5,254,879
                                                                  -------------
                                                                     15,493,372
                                                                  -------------
                                                                     70,419,185
                                                                  -------------
Technology-8.2%
Communication Equipment-0.9%
AO VimpelCom (ADR)(a)                                 149,400         6,607,962
                                                                  -------------
Communication Services-0.4%
AFK Sistema (GDR)(b)                                  125,908         3,034,383
                                                                  -------------
Computer Services-0.4%
Indra Sistemas, SA                                    154,582         3,022,660
                                                                  -------------
Electronic Components-0.6%
LG Philips LCD Co., Ltd. (ADR)(a)                     191,900         4,118,174
                                                                  -------------
Internet Infrastructure-1.2%
Fastweb(a)                                            178,955         8,177,368
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Components-1.9%
Advanced Semiconductor Engineering, Inc.            3,506,945     $   3,203,850
Taiwan Semiconductor Manufacturing
  Co., Ltd.                                         3,438,144         6,550,892
Taiwan Semiconductor Manufacturing
  Co., Ltd. (ADR)                                     341,139         3,380,687
                                                                  -------------
                                                                     13,135,429
                                                                  -------------
Software-1.6%
SAP AG(a)                                              25,371         4,572,100
TietoEnator OYJ(a)                                    155,616         5,687,334
TomTom NV(a)                                           40,154         1,378,958
                                                                  -------------
                                                                     11,638,392
                                                                  -------------
Miscellaneous-1.2%
Hoya Corp.                                            114,600         4,119,155
Tokyo Electron, Ltd.                                   72,300         4,541,379
                                                                  -------------
                                                                      8,660,534
                                                                  -------------
                                                                     58,394,902
                                                                  -------------
Consumer Staples-6.0%
Beverages-0.8%
Pernod Ricard, SA                                      34,920         6,100,928
                                                                  -------------
Food-1.4%
Nestle, SA                                             32,605         9,737,113
                                                                  -------------
Retail - Food & Drug-1.0%
Tesco Plc.                                          1,233,985         7,033,735
                                                                  -------------
Tobacco-2.3%
Altadis, SA                                           168,388         7,632,010
Japan Tobacco, Inc.                                       591         8,641,119
                                                                  -------------
                                                                     16,273,129
                                                                  -------------
Miscellaneous-0.5%
Yue Yuen Industrial (Holdings), Ltd.                1,364,000         3,792,457
                                                                  -------------
                                                                     42,937,362
                                                                  -------------
Health Care-5.2%
Drugs-4.6%
CSL, Ltd.                                             240,198         7,439,978
Gedeon Richter Rt.                                      4,919           884,260
Novartis AG                                           155,694         8,166,148
Roche Holding AG                                       26,005         3,899,194
Sanofi-Aventis                                         93,551         8,190,179
Shionogi & Co., Ltd.                                  334,000         4,695,668
                                                                  -------------
                                                                     33,275,427
                                                                  -------------
Medical Services-0.6%
Corporacion Dermoestetica(a)                          160,596         1,688,503
Rhoen-Klinikum AG                                      67,074         2,562,859
                                                                  -------------
                                                                      4,251,362
                                                                  -------------
                                                                     37,526,789
                                                                  -------------


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Basic Industry-4.8%
Mining & Metals-4.8%
AngloGold Ashanti, Ltd. (ADR)                          87,762     $   4,329,299
China Shenhua Energy Co., Ltd. Cl. H(a)             7,718,000         8,500,834
China Steel Corp.                                   5,307,000         4,034,639
Companhia Vale do Rio Doce (ADR)                      101,000         4,155,140
  Sponsored ADR                                       166,700         6,042,875
Mechel Steel Group OAO (ADR)                           91,400         2,209,138
MMC Norilsk Nickel (ADR)                               41,638         3,695,372
Novolipetsk Steel (GDR) W/I(a)(b)                     116,900         1,671,670
                                                                  -------------
                                                                     34,638,967
                                                                  -------------
Consumer Manufacturing-4.3%
Auto & Related-2.0%
Tata Motors, Ltd.                                     312,485         4,533,222
Toyota Motor Corp.                                    180,900         9,450,959
                                                                  -------------
                                                                     13,984,181
                                                                  -------------
Building & Related-2.3%
CRH Plc.                                              220,657         6,482,149
Vinci, SA                                             119,133        10,261,084
                                                                  -------------
                                                                     16,743,233
                                                                  -------------
                                                                     30,727,414
                                                                  -------------
Transportation-3.1%
Railroad-2.0%
All America Latina Logistica (GDR)(b)                  46,500         1,986,029
East Japan Railway Co.                                  1,798        12,342,437
                                                                  -------------
                                                                     14,328,466
                                                                  -------------
Shipping-0.3%
Associated British Ports Holdings Plc.                184,798         1,865,892
                                                                  -------------
Miscellaneous-0.8%
Fraport AG                                            109,607         5,827,248
                                                                  -------------
                                                                     22,021,606
                                                                  -------------
Aerospace & Defense-2.1%
Aerospace-2.1%
BAE Systems Plc.                                    2,319,977        15,250,003
                                                                  -------------
Capital Goods-0.8%
Electrical Equipment-0.7%
Yamada Denki Co., Ltd.                                 38,900         4,862,940
                                                                  -------------
Engineering & Construction-0.1%
Exsa, SA(c)                                         3,527,099         1,031,768
                                                                  -------------
                                                                      5,894,708
                                                                  -------------
Total Common & Preferred Stocks
  (cost $509,680,407)                                               669,321,914
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 13


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-6.3%
Time Deposit-6.3%
BNP
  3.95%, 1/03/06
  (cost $45,000,000)                                  $45,000     $  45,000,000
                                                                  -------------
Total Investments-99.7%
  (cost $554,680,407)                                               714,321,914
Other assets less liabilities-0.3%                                    1,885,063
                                                                  -------------
Net Assets-100%                                                   $ 716,206,977
                                                                  =============


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate market value of these securities amounted to $12,499,670 or 1.7% of net assets.

(c)  Illiquid security, valued at fair value (see Note A).

Glossary of terms:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
W/I - When Issued

See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


STATEMENT OF ASSETS & LIABILITIES
December 31, 2005 (unaudited)


ASSETS
Investments in securities, at value (cost $554,680,407)           $ 714,321,914
Cash                                                                    449,578
Foreign cash, at value (cost $3,635,231)                              3,644,714
Receivable for capital stock sold                                     9,686,929
Receivable for investment securities sold and foreign
  currency contracts                                                  6,848,230
Dividends and interest receivable                                       859,745
                                                                  -------------
Total assets                                                        735,811,110
                                                                  -------------
LIABILITIES
Payable for investment securities purchased                          17,096,596
Payable for capital stock redeemed                                    1,305,470
Advisory fee payable                                                    429,613
Distribution fee payable                                                250,399
Payable for India Cap Gains tax                                          77,773
Transfer Agent fee payable                                               24,908
Accrued expenses                                                        419,374
                                                                  -------------
Total liabilities                                                    19,604,133
                                                                  -------------
Net Assets                                                        $ 716,206,977
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      45,894
Additional paid-in capital                                          551,862,346
Accumulated net investment loss                                        (110,312)
Accumulated net realized gain on investment and foreign
  currency transactions                                               4,829,849
Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                       159,579,200
                                                                  -------------
                                                                  $ 716,206,977
                                                                  =============

CALCULATION OF MAXIMUM OFFERING PRICE PER SHARE

                                                        Net Asset Value and:
                                                    ---------------------------
                                     Shares           Offering      Redemption
Class            Net Assets       Outstanding           Price          Price
-------------------------------------------------------------------------------
A              $524,550,195        33,067,609          $16.56*         $15.86
-------------------------------------------------------------------------------
B              $ 83,444,047         5,670,643          $14.72              --
-------------------------------------------------------------------------------
C              $ 71,897,768         4,881,522          $14.73              --
-------------------------------------------------------------------------------
Advisor        $ 35,131,585         2,199,283          $15.97          $15.97
-------------------------------------------------------------------------------
R              $  1,160,720            73,202          $15.86          $15.86
-------------------------------------------------------------------------------
K              $     11,388               717          $15.88          $15.88
-------------------------------------------------------------------------------
I              $     11,274           710.227          $15.87          $15.87
-------------------------------------------------------------------------------

* Represents the maximum offering price per share which includes a sales charge of 4.25%.

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 15


STATEMENT OF OPERATIONS
Six Months Ended December 31, 2005 (unaudited)


INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $495,059)                                    $  4,330,222
Interest                                               589,655     $  4,919,877
                                                  ------------
EXPENSES
Advisory fee                                         2,007,880
Distribution fee--Class A                              597,645
Distribution fee--Class B                              373,881
Distribution fee--Class C                              222,080
Distribution fee--Class R                                1,406
Distribution fee--Class K                                   14
Transfer agency                                        461,351
Printing                                               335,368
Custodian                                              292,055
Registration                                            58,671
Audit                                                   42,223
Administrative                                          42,154
Legal                                                   35,083
Directors' fees                                         12,415
Miscellaneous                                           18,296
                                                  ------------
Total expenses                                       4,500,522
Less: expense offset arrangement
  (see Note B)                                          (8,979)
                                                  ------------
Net expenses                                                          4,491,543
                                                                   ------------
Net investment income                                                   428,334
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            14,401,543
  Foreign currency transactions                                        (566,888)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        68,288,391
  Foreign currency denominated assets
    and liabilities                                                     (28,149)
                                                                   ------------
Net gain on investments                                              82,094,897
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 82,523,231
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

                                              Six Months Ended      Year Ended
                                              December 31, 2005      June 30,
                                                 (unaudited)           2005
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                           $      428,334   $    3,313,731
Net realized gain on investments and
  foreign currency transactions                     13,834,655       26,315,172
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                68,260,242       35,650,144
                                                --------------   --------------
Net increase in net assets from
  operations                                        82,523,231       65,279,047

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income
  Class A                                           (2,646,195)        (710,916)
  Class B                                              (59,506)              -0-
  Class C                                              (41,448)              -0-
  Advisor Class                                       (204,829)         (19,817)
  Class R                                               (4,496)              -0-
  Class K                                                  (67)              -0-
  Class I                                                  (91)              -0-
Net realized gain on investments and
  foreign currency transactions
  Class A                                           (3,489,438)              -0-
  Class B                                             (649,198)              -0-
  Class C                                             (452,161)              -0-
  Advisor Class                                       (198,221)              -0-
  Class R                                               (6,499)              -0-
  Class K                                                  (86)              -0-
  Class I                                                  (85)              -0-

CAPITAL STOCK TRANSACTIONS
Net increase                                       226,359,396       71,848,409
                                                --------------   --------------
Total increase                                     301,130,307      136,396,723

NET ASSETS
Beginning of period                                415,076,670      278,679,947
                                                --------------   --------------
End of period (including accumulated net
  investment income (loss) of $(110,312)
  and $2,417,986, respectively)                 $  716,206,977   $  415,076,670
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 17


NOTES TO FINANCIAL STATEMENTS
December 31, 2005 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC"), (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 19


rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective May 16, 2005, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2005, there were no fees waived by the Adviser.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $42,154 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $247,727 for the six months ended December 31, 2005.

For the six months ended December 31, 2005, the Fund's expenses were reduced by $8,979 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $45,471 from the sale of Class A shares and received $12,390, $19,781 and $8,008 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2005.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 21


Brokerage commissions paid on investment transactions for the six months ended December 31, 2005, amounted to $714,580, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,504,603, $1,764,537, $1,045 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2005, were as follows:

                                                  Purchases           Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  303,918,459   $  107,274,809
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $  167,318,994
Gross unrealized depreciation                                        (7,677,487)
                                                                 --------------
Net unrealized appreciation                                      $  159,641,507
                                                                 ==============


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

NOTE E

Capital Stock

There are 21,000,000,000 shares of $0.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended                         Ended
                     December 31,   Year Ended     December 31,    Year Ended
                         2005         June 30,         2005         June 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold           12,106,008     8,262,250    $183,527,705    $108,515,211
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions          336,352        44,174       5,099,103         553,504
-------------------------------------------------------------------------------
Shares converted
  from Class B           412,527       406,515       6,221,083       5,318,458
-------------------------------------------------------------------------------
Shares redeemed       (2,389,655)   (4,315,554)    (35,950,025)    (54,795,535)
-------------------------------------------------------------------------------
Net increase          10,465,232     4,397,385    $158,897,866    $ 59,591,638
===============================================================================


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 23


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended                         Ended
                     December 31,   Year Ended     December 31,    Year Ended
                         2005         June 30,         2005         June 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class B
Shares sold            1,410,722     1,594,051    $ 19,752,599    $ 19,216,852
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           42,548            -0-        599,073              -0-
-------------------------------------------------------------------------------
Shares converted
  to Class A            (445,456)     (438,249)     (6,221,083)     (5,318,458)
-------------------------------------------------------------------------------
Shares redeemed         (575,233)   (1,406,590)     (7,981,497)    (16,594,744)
-------------------------------------------------------------------------------
Net increase
  (decrease)             432,581      (250,788)   $  6,149,092    $ (2,696,350)
===============================================================================

Class C
Shares sold            2,849,713     1,202,637    $ 40,225,451    $ 14,721,745
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           24,920            -0-        351,158              -0-
-------------------------------------------------------------------------------
Shares redeemed         (347,327)     (390,334)     (4,756,619)     (4,594,446)
-------------------------------------------------------------------------------
Net increase           2,527,306       812,303    $ 35,819,990    $ 10,127,299
===============================================================================

Advisor Class
Shares sold            1,667,350       425,903    $ 25,573,930    $  5,657,003
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends               11,693           894         178,439          11,262
-------------------------------------------------------------------------------
Shares redeemed          (87,772)      (69,852)     (1,356,704)       (872,643)
-------------------------------------------------------------------------------
Net increase           1,591,271       356,945    $ 24,395,665    $  4,795,622
===============================================================================

                      Six Months                   Six Months
                        Ended         March 1,       Ended           March 1,
                     December 31,     2005(a)     December 31,       2005(a)
                         2005       to June 30,       2005         to June 30,
                     (unaudited)       2005       (unaudited)         2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold              102,842           717    $  1,550,113    $     10,100
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions              722            -0-         10,936              -0-
-------------------------------------------------------------------------------
Shares redeemed          (31,079)           -0-       (464,266)             -0-
-------------------------------------------------------------------------------
Net increase              72,485           717    $  1,096,783    $     10,100
===============================================================================

Class K
Shares sold                   -0-          717    $         -0-   $     10,100
-------------------------------------------------------------------------------
Shares redeemed               -0-           -0-             -0-             -0-
-------------------------------------------------------------------------------
Net increase                  -0-          717    $         -0-   $     10,100
===============================================================================


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended                         Ended
                     December 31,   Year Ended     December 31,    Year Ended
                         2005         June 30,         2005         June 30,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold                   -0-          710     $        -0-   $     10,000
-------------------------------------------------------------------------------
Shares redeemed               -0-           -0-             -0-             -0-
-------------------------------------------------------------------------------
Net increase                  -0-          710     $        -0-   $     10,000
===============================================================================

(a)  Commencement of distributions


NOTE F

Risks Involved inInvesting in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

The Fund's investments include securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. The Fund is susceptible to economic factors adversely affecting the economics of these countries. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advatageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 25


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the six months ended December 31, 2005.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the fiscal year ending June 30, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid for the year ending June 30, 2005 and June 30, 2004 were as follows:

                                                June 30,         June 30,
                                                 2005             2004
                                            ==============   ==============
Distributions paid from:
  Ordinary income                           $      730,733   $      714,432
                                            --------------   --------------
Total taxable distributions                 $      730,733   $      714,432
                                            --------------   --------------
Total distributions paid                    $      730,733   $      714,432
                                            ==============   ==============


As of June 30, 2005, the components of accumulated earning/(deficit) on a tax basis were as follows:

Accumulated capital losses                                   $   (3,737,351)(a)
Undistributed ordinary income                                     2,743,685
Unrealized appreciation/(depreciation)                           90,847,191(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   89,853,525(c)
                                                             ==============

(a) On June 30, 2005, the Fund had a net capital loss carryforward of $3,737,351 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2005, the Fund deferred to July 1, 2005, post October currency losses of $129,133. During the fiscal year, the Fund utilized capital loss carryforwards of $26,492,896.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to deferral of post October currency losses and payable for foreign tax credit.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 27


the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court acting against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 29


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 31


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class A
                                       ----------------------------------------------------------------------------
                                       Six Months
                                          Ended
                                       December 31,                        Year Ended June 30,
                                           2005     ---------------------------------------------------------------
                                       (unaudited)      2005         2004         2003         2002         2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $13.72       $11.15        $8.38        $8.19        $8.76       $13.57

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(a)             .02          .15(b)       .05(b)(c)    .02         (.03)         .02
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             2.33         2.46         2.76          .17         (.54)       (3.45)
Net increase (decrease) in net
  asset value from operations              2.35         2.61         2.81          .19         (.57)       (3.43)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.09)        (.04)        (.04)          -0-          -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                             (.12)          -0-          -0-          -0-          -0-       (1.37)
Distributions in excess of
  net realized gains on
  investments                                -0-          -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                            (.21)        (.04)        (.04)          -0-          -0-       (1.38)
Net asset value,
  end of period                          $15.86       $13.72       $11.15        $8.38        $8.19        $8.76

TOTAL RETURN
Total investment return based
  on net asset value(d)                   17.21%       23.44%       33.57%        2.32%       (6.51)%     (26.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $524,550     $310,073     $202,899     $163,406     $183,160     $245,873
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursement                  1.47%(e)     1.57%        1.89%        2.29%        2.10%        1.81%
  Expenses, before
    waivers/reimbursement                  1.47%(e)     1.61%        2.04%        2.29%        2.10%        1.81%
Net investment income (loss)                .37%(e)     1.17%(b)      .49%(b)(c)   .23%        (.40)%        .14%
Portfolio turnover rate                      21%          47%          50%          29%          43%          42%


See footnote summary on page 38.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class B
                                       ----------------------------------------------------------------------------
                                       Six Months
                                          Ended
                                       December 31,                        Year Ended June 30,
                                           2005     ---------------------------------------------------------------
                                       (unaudited)      2005         2004         2003         2002         2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $12.72       $10.38        $7.84        $7.72        $8.32       $13.06

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income (loss)(a)            (.03)         .04(b)      (.03)(b)(c)  (.04)        (.09)        (.07)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             2.16         2.30         2.57          .16         (.51)       (3.29)
Net increase (decrease) in net
  asset value from operations              2.13         2.34         2.54          .12         (.60)       (3.36)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.01)          -0-          -0-          -0-          -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                             (.12)          -0-          -0-          -0-          -0-       (1.37)
Distributions in excess of
  net realized gains on
  investments                                -0-          -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                            (.13)          -0-          -0-          -0-          -0-       (1.38)
Net asset value,
  end of period                          $14.72       $12.72       $10.38        $7.84        $7.72        $8.32

TOTAL RETURN
Total investment return based
  on net asset value(d)                   16.80%       22.54%       32.40%        1.55%       (7.21)%     (27.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $83,444      $66,613      $56,959      $48,183      $65,724      $92,446
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursement                  2.22%(e)     2.33%        2.67%        3.08%        2.89%        2.56%
  Expenses, before
    waivers/reimbursement                  2.22%(e)     2.37%        2.82%        3.08%        2.89%        2.56%
Net investment income (loss)               (.38)%(e)     .33%(b)     (.30)%(b)(c) (.61)%      (1.19)%       (.64)%
Portfolio turnover rate                      21%          47%          50%          29%          43%          42%


See footnote summary on page 38.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class C
                                       ----------------------------------------------------------------------------
                                       Six Months
                                          Ended
                                       December 31,                        Year Ended June 30,
                                           2005     ---------------------------------------------------------------
                                       (unaudited)      2005         2004         2003         2002         2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $12.72       $10.38        $7.84        $7.72        $8.32       $13.05

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)(a)                                (.03)         .06(b)      (.02)(b)(c)  (.04)        (.09)        (.06)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             2.17         2.28         2.56          .16         (.51)       (3.29)
Net increase (decrease) in net
  asset value from operations              2.14         2.34         2.54          .12         (.60)       (3.35)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.01)          -0-          -0-          -0-          -0-          -0-
Distributions from net realized
  gains on investment
  and foreign currency
  transactions                             (.12)          -0-          -0-          -0-          -0-       (1.37)
Distributions in excess of
  net realized gains on
  investments                                -0-          -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                            (.13)          -0-          -0-          -0-          -0-       (1.38)
Net asset value,
  end of period                          $14.73       $12.72       $10.38        $7.84        $7.72        $8.32

TOTAL RETURN
Total investment return based
  on net asset value(d)                   16.88%       22.54%       32.40%        1.55%       (7.21)%     (27.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $71,898      $29,957      $16,005      $12,092      $15,541      $23,976
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursement                  2.19%(e)     2.29%        2.65%        3.06%        2.85%        2.56%
  Expenses, before
    waivers/reimbursement                  2.19%(e)     2.33%        2.80%        3.06%        2.85%        2.56%
Net investment income (loss)               (.35)%(e)     .55%(b)     (.26)%(b)(c) (.57)%      (1.18)%       (.62)%
Portfolio turnover rate                      21%          47%          50%          29%          43%          42%


See footnote summary on page 38.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       Advisor Class
                                       ----------------------------------------------------------------------------
                                       Six Months
                                          Ended
                                       December 31,                       Year Ended June 30,
                                           2005     ---------------------------------------------------------------
                                       (unaudited)      2005         2004         2003         2002         2001
                                       -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $13.82       $11.22        $8.44        $8.21        $8.76       $13.53

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)(a)                                 .04          .22(b)       .13(b)(c)    .06         (.01)         .04
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             2.35         2.45         2.72          .17         (.54)       (3.43)
Net increase (decrease) in net
  asset value from operations              2.39         2.67         2.85          .23         (.55)       (3.39)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                        (.12)        (.07)        (.07)          -0-          -0-          -0-
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                             (.12)          -0-          -0-          -0-          -0-       (1.37)
Distributions in excess of
  net realized gains on
  investments                                -0-          -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                            (.24)        (.07)        (.07)          -0-          -0-       (1.38)
Net asset value, end of period           $15.97       $13.82       $11.22        $8.44        $8.21        $8.76

TOTAL RETURN
Total investment return based
  on net asset value(d)                   17.41%       23.86%       33.81%        2.80%       (6.28)%     (26.58)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                       $35,132       $8,404       $2,817         $744         $808       $1,343
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursement                  1.18%(e)     1.25%        1.54%        1.98%        1.80%        1.50%
  Expenses, before
    waivers/reimbursement                  1.18%(e)     1.29%        1.69%        1.98%        1.80%        1.50%
Net investment income (loss)                .63%(e)     1.74%(b)     1.29%(b)(c)   .74%        (.18)%        .38%
Portfolio turnover rate                      21%          47%          50%          29%          43%          42%




See footnote summary on page 38.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                            Class R
                                                   ---------------------------
                                                   Six Months
                                                      Ended         March 1,
                                                   December 31,     2005(f)
                                                       2005       to June 30,
                                                   (unaudited)        2005
                                                   ------------   ------------
Net asset value, beginning of period                  $13.72        $14.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                 .01           .12
Net realized and unrealized gain (loss)
  on investment and foreign currency
  investment transactions                               2.33          (.48)
Net increase (decrease) in net asset value
  from operations                                       2.34          (.36)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    (.08)           -0-
Distributions from net realized gains on
  investment and foreign currency
  transactions                                          (.12)           -0-
Total dividends and distributions                       (.20)           -0-
Net asset value, end of period                        $15.86        $13.72

TOTAL RETURN
Total investment return based on net
  asset value(d)                                       17.15%        (2.56)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $1,161           $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)            1.65%         1.58%
  Expenses, before waivers/reimbursements(e)            1.65%         1.58%
  Net investment income(e)                               .17%         2.59%
Portfolio turnover rate                                   21%           47%


See footnote summary on page 38.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                            Class K
                                                   ---------------------------
                                                   Six Months
                                                      Ended         March 1,
                                                   December 31,      2005(f)
                                                       2005       to June 30,
                                                   (unaudited)        2005
                                                   ------------   ------------
Net asset value, beginning of period                  $13.73        $14.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                 .03           .13
Net realized and unrealized gain (loss)
  on investment and foreign currency
  investment transactions                               2.33          (.48)
Net increase (decrease) in net asset value
  from operations                                       2.36          (.35)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    (.09)           -0-
Distributions from net realized gains on
  investment and foreign currency
  transactions                                          (.12)           -0-
Total dividends and distributions                       (.21)           -0-
Net asset value, end of period                        $15.88        $13.73

TOTAL RETURN
Total investment return based on net
  asset value(d)                                       17.28%        (2.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                $11           $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)            1.46%         1.32%
  Expenses, before waivers/reimbursements(e)            1.46%         1.32%
  Net investment income(e)                               .39%         2.85%
Portfolio turnover rate                                   21%           47%


See footnote summary on page 38.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                            Class I
                                                   ---------------------------
                                                    Six Months
                                                       Ended        March 1,
                                                   December 31,     2005(f)
                                                       2005       to June 30,
                                                   (unaudited)        2005
                                                   ------------   ------------
Net asset value, beginning of period                  $13.74        $14.08

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                 .05           .14
Net realized and unrealized gain (loss)
  on investment and foreign currency
  investment transactions                               2.33          (.48)
Net increase (decrease) in net asset value
  from operations                                       2.38          (.34)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    (.13)           -0-
Distributions from net realized gains on
  investment and foreign currency
  transactions                                          (.12)           -0-
Total dividends and distributions                       (.25)           -0-
Net asset value, end of period                        $15.87        $13.74

TOTAL RETURN
Total investment return based on net
  asset value(d)                                       17.40%        (2.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                $11           $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)            1.13%         1.04%
  Expenses, before waivers/reimbursements(e)            1.13%         1.04%
  Net investment income(e)                               .72%         3.13%
Portfolio turnover rate                                   21%           47%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c)  Net of expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)  Annualized.

(f)  Commencement of distributions.


_______________________________________________________________________________

38 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)


The Annual Meeting of Stockholders of AllianceBernstein International Growth Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 6, 2005 Meeting, the required number of outstanding shares voted in favor of the third item of business, the amendment, elimination or reclassification as non-fundamental of certain investment restrictions, and the proposal was approved. With respect to the second item of business, the amendment and restatement of the Fund's charter, an insufficient number of required outstanding shares voted in favor of the proposal and therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                               Withheld
                                           Voted For          Authority
                                     --------------------------------------
Ruth Block                                20,834,104            732,346
David H. Dievler                          20,822,558            743,891
John H. Dobkin                            20,859,244            707,206
Michael J. Downey                         20,870,988            695,461
William H. Foulk, Jr.                     20,837,891            728,558
D. James Guzy                             20,562,942          1,003,508
Marc O. Mayer                             20,726,227            840,223
Marshall C. Turner, Jr.                   20,878,076            688,373


                                           Voted                        Broker
                          Voted For       Against       Abstained     Non-Votes
                        -------------------------------------------------------
2.  The amendment and
    restatement of the
    Charter.             15,656,875       639,428        640,088             0

3. The amendment, elimination, or reclassification as non-fundamental, of the fundamental investment restrictions regarding:

                                           Voted                        Broker
                          Voted For       Against       Abstained     Non-Votes
                        -------------------------------------------------------
3.A.  Diversification    14,292,726       816,055        182,127      5,049,062
3.G.  Loans              14,245,215       875,853        169,840      5,049,062



_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 39


BOARD OF DIRECTORS


William H. Foulk, Jr.,(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gaiti Ali, Vice President
Edward D. Baker, III, Vice President
Thomas J. Bardong, Vice President
Stephen Beinhacker, Vice President
Michael Levy, Vice President
Siobhan McManus, Vice President
James K. Pang, Vice President
Paul C. Rissman, Vice President
Robert Scheetz, Vice President
Christopher M. Toub, Vice President
Jean Van De Walle, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team.


_______________________________________________________________________________

40 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2005, Small/Mid Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. On February 1, 2006, Americas Government Income Trust was renamed Global Government Income Trust and Quality Bond Portfolio was renamed Intermediate Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 41


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein International Growth Fund, Inc.**, (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to
Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Fund grows larger.

6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in January 2004 as a result of the settlement with the New York State Attorney General.

                                                             Advisory Fee Based on % of
                                                              Average Daily Net Assets
------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Fund, Inc.       First $2.5 billion             .75%
                                                        Next $2.5 billion              .65%
                                                        Excess over $5 billion         .60%


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

** Prior to May 16, 2005, AllianceBernstein International Growth Fund, Inc. was named AllianceBernstein Worldwide Privatization Fund, Inc.


_______________________________________________________________________________

42 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                            Latest
                                                         Fiscal Year         As % of Average
                                                            Amount          Daily Net Assets
------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Fund, Inc.        $112,000.00               .04


The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. It should be noted that as of February 28, 2005, the Fund is operating below its expense cap. Pro-forma expense ratio is also set forth below.

                                          Expense Cap
                                          pursuant to
                                             Expense
                                           Limitation            Pro-Forma           Fiscal
                                          Undertaking*        Expense Ratio**       Year End
------------------------------------------------------------------------------------------------
AllianceBernstein International          Advisor-1.35%             1.28%             June 30,
  Growth Fund, Inc.                      Class A-1.65%             1.60%               2004
                                         Class B-2.35%             2.37%
                                         Class C-2.35%             2.32%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.


*  The expense caps are effective May 16, 2005.

** This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 43


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund. However, with respect to the Fund the Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Fund.

The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                         Fee
-------------------------------------------------------------
Global Growth                                      1.00%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                   Lipper Group
                                          Fee         Median          Rank
-------------------------------------------------------------------------------
AllianceBernstein International
  Growth Fund, Inc.                      0.750         0.925          1/9

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


_______________________________________________________________________________

44 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                                  Lipper         Lipper                        Lipper
                                   Expense       Universe       Universe         Lipper         Group
                                    Ratio         Median          Rank         Group Rank      Median
--------------------------------------------------------------------------------------------------------
AllianceBernstein International
  Growth Fund, Inc.                 1.648          1.656          22/54            4/9          1.677


Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 45


("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                             Amount Received
-------------------------------------------------------------------------------
AllianceBernstein International Growth Fund, Inc.                 $4,156

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                      12b-1Fee
                                                     Received**   CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein International Growth Fund, Inc.    $1,278,526      $27,660

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                                   AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein International Growth Fund, Inc.                  $386,000

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**  12b-1 amounts are gross amounts paid to ABIRM.


_______________________________________________________________________________

46 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                                Performance Year
                                     Rank in Performance Universe for Periods
                                              Ended March 31, 2005
-------------------------------------------------------------------------------
                                     1           3           5           10
-------------------------------------------------------------------------------
AllianceBernstein International
  Growth Fund, Inc.                 5/49        1/42       12/35        1/13

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 47


NOTES


_______________________________________________________________________________

48 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


WWPSR1205


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

12 (a) (1)        Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein International Growth Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: February 28, 2006

By:   /s/ Mark D. Gersten
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: February 28, 2006